Exhibit 99.1


First Niagara Financial Group, Inc.
Summary of Quarterly Financial Data




                                                                  2004                           2003
-----------------------------------------------------------------------------------------------------------------------------------
                                            September 30,       June 30,    March 31,  December 31, September 30,
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SELECTED FINANCIAL DATA
(Amounts in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                $   5,065,135      5,025,940    4,979,890   3,589,507    3,533,430
Total interest-earning assets               $   4,410,707      4,384,094    4,335,885   3,261,953    3,195,743
Fed funds and other short-term investments  $      12,862          3,230       32,373     124,255      134,482
Securities, at amortized cost               $   1,177,043      1,214,248    1,232,352     846,450      753,193
Loans:
    Real estate:
      Residential                           $   1,150,032      1,162,544    1,154,084     948,877      965,486
      Home equity                           $     236,357        227,544      221,486     179,282      176,269
      Commercial and multi-family           $   1,052,875      1,014,178      970,516     653,976      631,041
      Commercial construction               $     159,670        135,359      107,323      86,154      102,625
                                               ----------     ----------   ----------  ----------   ----------
        Total real estate loans             $   2,598,934      2,539,625    2,453,409   1,868,289    1,875,421
                                               ----------     ----------   ----------  ----------   ----------
    Commercial business                     $     422,656        417,027      402,261     215,000      225,561
    Consumer                                $     185,518        193,608      207,834     202,630      201,092
    Net deferred costs and discounts        $       9,113          9,761       10,394       8,704        8,688
                                               ----------     ----------   ----------  ----------   ----------
        Total loans                         $   3,216,221      3,160,021    3,073,898   2,294,623    2,310,762
    Allowance for credit losses             $      41,273         41,434       40,766      25,420       25,219
                                               ----------     ----------   ----------  ----------   ----------
        Loans, net                          $   3,174,948      3,118,587    3,033,132   2,269,203    2,285,543
Goodwill and other intangibles              $     347,865        347,936      348,980     114,698      115,084

Total interest-bearing liabilities          $   3,756,581      3,741,917    3,711,906   2,642,798    2,586,081
Deposits:
    Interest-bearing:
      Savings                               $   1,066,321      1,063,799    1,049,151     654,320      646,284
      Checking                              $     919,378        908,309      869,556     538,967      540,999
      Certificates of deposit               $   1,045,604      1,055,993    1,131,373     991,545      973,070
    Noninterest-bearing                     $     285,322        290,926      248,970     170,384      158,915
                                               ----------     ----------   ----------  ----------   ----------
        Total deposits                      $   3,316,625      3,319,027    3,299,050   2,355,216    2,319,268

Short-term borrowings                       $     192,282        196,006      154,383      87,148       85,020
Long-term borrowings                        $     532,996        517,810      507,443     370,818      340,708
Stockholders' equity                        $     937,307        925,750      938,023     728,174      723,047
Tangible equity (1)                         $     589,442        577,814      589,043     613,476      607,963
Fair value adjustment included in
    stockholders' equity                    $      (3,625)        (9,298)       4,011        (341)       1,397
Common shares outstanding (2)                      79,246         79,332       79,712      66,326       66,370
Total loans serviced for others             $     326,936        331,927      347,291     246,078      250,082

-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL
-----------------------------------------------------------------------------------------------------------------------------------
Tier 1 risk based capital                           16.43%         16.66%       16.94%      17.94%       18.59%
Total risk based capital                            17.68%         17.91%       18.19%      19.04%       19.70%
Tier 1 (core) capital                               11.31%         11.37%       11.53%      11.92%       12.48%
Tangible capital                                    11.31%         11.37%       11.53%      11.87%       12.42%
Equity to assets                                    18.51%         18.42%       18.84%      20.29%       20.46%
Book value per share (2)                    $       11.83          11.67        11.77       10.98        10.89
Tangible book value per share (1)(2)        $        7.44           7.28         7.39        9.25         9.16

-----------------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY DATA
(Amounts in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Non-performing loans:
    Residential                             $       4,536          4,685        4,410       3,905        3,605
    Home equity                             $         390            484          440         401          310
    Commercial real-estate and multi-family $       5,414          4,612        7,057       3,878        2,889
    Consumer                                $         677            830          594         538          679
    Commercial business                     $       3,922          2,712        3,771       3,583        4,204
                                               ----------     ----------   ----------  ----------   ----------
      Total non-performing loans            $      14,939         13,323       16,272      12,305       11,687
Other non-performing assets                 $         691            400          563         543        1,196
                                               ----------     ----------   ----------  ----------   ----------
Total non-performing assets                 $      15,630         13,723       16,835      12,848       12,883

Provision for credit losses                 $       1,742          3,104        1,750       2,007        1,757
Net loan charge-offs                        $       1,903          2,436        1,054       1,806        1,319
Net charge-offs to average loans (annualized)        0.24%          0.32%        0.14%       0.31%        0.23%
Provision for credit losses as a
    percentage of net loan charge-offs              91.54%        127.42%      166.03%     111.13%      133.21%
Total non-performing loans to total loans            0.46%          0.42%        0.53%       0.54%        0.51%
Total non-performing assets as a
    percentage of total assets                       0.31%          0.27%        0.34%       0.36%        0.36%
Allowance for credit losses to total loans           1.28%          1.31%        1.33%       1.11%        1.09%
Allowance for credit losses
    to non-performing loans                        276.28%        311.00%      250.53%     206.58%      215.79%
-----------------------------------------------------------------------------------------------------------------------------------
Personnel FTE                                       1,207          1,196        1,177         944          915
Number of banking centers                              71             70           68          47           46

First Niagara Financial Group, Inc.
Summary of Quarterly Financial Data (Cont'd)

                                                                                                   2004
                                                                  -----------------------------------------------------------------
                                                                     Year-to Date              Third                 Second
                                                                    September 30,             Quarter                Quarter
                                                                  -------------------   -------------------    -------------------
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED OPERATIONS DATA
(Amounts in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Interest income                                                $          165,624                56,818                 55,750
Interest expense                                               $           50,448                17,180                 16,815
                                                                -------------------   -------------------    -------------------
      Net interest income                                      $          115,176                39,638                 38,935
Provision for credit losses                                    $            6,596                 1,742                  3,104
                                                                -------------------   -------------------    -------------------
      Net interest income after provision for credit losses    $          108,580                37,896                 35,831

Noninterest income:
    Banking services                                           $           14,440                 5,296                  4,934
    Risk management services                                   $           13,198                 4,308                  4,442
    Wealth management services                                 $            3,592                 1,257                  1,261
    Lending and leasing                                        $            2,795                   943                    929
    Bank-owned life insurance                                  $            2,901                   826                  1,208
    Net realized gains (losses) on securities
    available for sale                                         $               60                     -                      -
     Other                                                     $            1,359                   477                    613
                                                                -------------------   -------------------    -------------------
      Total noninterest income                                 $           38,345                13,107                 13,387

Noninterest expense:
    Salaries and benefits                                      $           48,588                16,790                 15,915
    Occupancy and equipment                                    $            9,555                 3,079                  3,120
    Technology and communications                              $            8,166                 2,828                  2,772
    Marketing and advertising                                  $            3,335                   998                  1,381
    Professional services                                      $            3,228                 1,460                    987
    Amortization of intangibles                                $            3,387                 1,182                  1,164
    Other                                                      $           12,547                 4,041                  4,510
                                                                -------------------   -------------------    -------------------
      Total noninterest expense                                $            88,806                30,378                 29,849

      Income from continuing operations before income taxes    $            58,119                20,625                 19,369
Income taxes from continuing operations                        $            19,861                 7,295                  6,356
                                                                -------------------   -------------------    -------------------
      Income from continuing operations                        $            38,258                13,330                 13,013
Income (loss) from discontinued operations, net of tax (3)     $                  -                     -                      -
                                                                -------------------   -------------------    -------------------
      Net income                                               $            38,258                13,330                 13,013
                                                                ===================   ===================    ===================
------------------------------------------------------------------------------------------------------------------------------------
STOCK AND RELATED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------------------
Net income per share:
    Basic                                                      $              0.49                  0.17                   0.16
    Diluted                                                    $              0.48                  0.17                   0.16
Cash dividends                                                 $              0.22                  0.08                   0.07
Dividend payout ratio                                                       44.90%                47.06%                 43.75%
Dividend yield (annualized)                                                  2.20%                 2.38%                  2.35%
Market price (NASDAQ: FNFG):
    High                                                       $             15.78                 14.00                  14.13
    Low                                                        $             11.49                 11.84                  11.49
    Close                                                      $             13.38                 13.38                  12.00
------------------------------------------------------------------------------------------------------------------------------------
SELECTED RATIOS
(Annualized)
------------------------------------------------------------------------------------------------------------------------------------
Net income:
    Return on average assets                                                 1.04%                 1.05%                  1.05%
    Return on average equity                                                 5.53%                 5.67%                  5.60%
    Return on average tangible equity (1)                                    8.62%                 9.04%                  8.93%

As a percentage of average assets:
    Noninterest income                                                       1.04%                 1.04%                  1.08%
    Noninterest expense                                                      2.42%                 2.40%                  2.41%
                                                                -------------------   -------------------    -------------------
      Net overhead                                                           1.38%                 1.36%                  1.33%
Efficiency ratio                                                            57.85%                57.59%                 57.05%

                                                                         2004
                                                                 -------------------
                                                                        First
                                                                       Quarter
                                                                 -------------------
-------------------------------------------------------------------------------------
SELECTED OPERATIONS DATA
(Amounts in thousands)
-------------------------------------------------------------------------------------
Interest income                                                            53,056
Interest expense                                                           16,453
                                                               -------------------
      Net interest income                                                  36,603
Provision for credit losses                                                 1,750
                                                               -------------------
      Net interest income after provision for credit losses                34,853

Noninterest income:
    Banking services                                                        4,210
    Risk management services                                                4,448
    Wealth management services                                              1,074
    Lending and leasing                                                       923
    Bank-owned life insurance                                                 867
    Net realized gains (losses) on securities
    available for sale                                                         60
     Other                                                                    269
                                                               -------------------
      Total noninterest income                                             11,851

Noninterest expense:
    Salaries and benefits                                                  15,883
    Occupancy and equipment                                                 3,356
    Technology and communications                                           2,566
    Marketing and advertising                                                 956
    Professional services                                                     781
    Amortization of intangibles                                             1,041
    Other                                                                   3,996
                                                               -------------------
      Total noninterest expense                                            28,579

      Income from continuing operations before income taxes                18,125
Income taxes from continuing operations                                     6,210
                                                               -------------------
      Income from continuing operations                                    11,915
Income (loss) from discontinued operations, net of tax (3)                      -
                                                               -------------------
      Net income                                                           11,915
                                                               ===================
-----------------------------------------------------------------------------------
STOCK AND RELATED PER SHARE DATA
-----------------------------------------------------------------------------------
Net income per share:
    Basic                                                                    0.15
    Diluted                                                                  0.15
Cash dividends                                                               0.07
Dividend payout ratio                                                       46.67%
Dividend yield (annualized)                                                  2.06%
Market price (NASDAQ: FNFG):
    High                                                                    15.78
    Low                                                                     13.32
    Close                                                                   13.64
-----------------------------------------------------------------------------------
SELECTED RATIOS
(Annualized)
-----------------------------------------------------------------------------------
Net income:
    Return on average assets                                                 1.02%
    Return on average equity                                                 5.29%
    Return on average tangible equity (1)                                    7.91%

As a percentage of average assets:
    Noninterest income                                                       1.01%
    Noninterest expense                                                      2.44%
                                                               -------------------
      Net overhead                                                           1.43%
Efficiency ratio                                                            58.98%

                                                                                           2003
                                                            -----------------------------------------------------------------
                                                                Year Ended               Fourth                 Third
                                                               December 31,             Quarter                Quarter
                                                            -------------------    -------------------    -------------------
-----------------------------------------------------------------------------------------------------------------------------
SELECTED OPERATIONS DATA
(Amounts in thousands)
-----------------------------------------------------------------------------------------------------------------------------
Interest income                                                        169,959                 42,450                 41,984
Interest expense                                                        62,544                 14,197                 14,836
                                                            -------------------    -------------------    -------------------
      Net interest income                                              107,415                 28,253                 27,148
Provision for credit losses                                              7,929                  2,007                  1,757
                                                            -------------------    -------------------    -------------------
      Net interest income after provision for credit losses             99,486                 26,246                 25,391

Noninterest income:
    Banking services                                                    16,445                  4,110                  4,289
    Risk management services                                            14,765                  4,007                  3,818
    Wealth management services                                           3,525                    726                    775
    Lending and leasing                                                  3,617                    906                    853
    Bank-owned life insurance                                            3,502                    809                  1,141
    Net realized gains (losses) on securities
    available for sale                                                       9                     51                    (24)
     Other                                                               1,516                    544                    523
                                                            -------------------    -------------------    -------------------
      Total noninterest income                                          43,379                 11,153                 11,375

Noninterest expense:
    Salaries and benefits                                               50,377                 12,743                 13,037
    Occupancy and equipment                                              9,315                  2,331                  2,284
    Technology and communications                                        9,647                  2,397                  2,553
    Marketing and advertising                                            3,205                    541                    810
    Professional services                                                2,210                    977                    461
    Amortization of intangibles                                          1,384                    378                    398
    Other                                                               12,139                  3,371                  2,877
                                                            -------------------    -------------------    -------------------
      Total noninterest expense                                         88,277                 22,738                 22,420

      Income from continuing operations before income taxes             54,588                 14,661                 14,346
Income taxes from continuing operations                                 18,646                  4,551                  5,042
                                                            -------------------    -------------------    -------------------
      Income from continuing operations                                 35,942                 10,110                  9,304
Income (loss) from discontinued operations, net of tax (3)                 164                    (22)                     -
                                                            -------------------    -------------------    -------------------
      Net income                                                        36,106                 10,088                  9,304
                                                            ===================    ===================    ===================
-----------------------------------------------------------------------------------------------------------------------------
STOCK AND RELATED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------
Net income per share:
    Basic                                                                 0.55                   0.15                   0.14
    Diluted                                                               0.53                   0.15                   0.14
Cash dividends                                                            0.22                   0.06                   0.06
Dividend payout ratio                                                   40.00%                 40.00%                 42.86%
Dividend yield (annualized)                                              1.47%                  1.59%                  1.58%
Market price (NASDAQ: FNFG):
    High                                                                 16.55                  15.64                  16.55
    Low                                                                  10.11                  13.85                  13.70
    Close                                                                14.97                  14.97                  15.09
-----------------------------------------------------------------------------------------------------------------------------
SELECTED RATIOS
(Annualized)
-----------------------------------------------------------------------------------------------------------------------------
Net income:
    Return on average assets                                             1.02%                  1.13%                  1.04%
    Return on average equity                                             5.19%                  5.50%                  5.13%
    Return on average tangible equity (1)                                6.15%                  6.53%                  6.08%

As a percentage of average assets:
    Noninterest income                                                   1.23%                  1.25%                  1.27%
    Noninterest expense                                                  2.50%                  2.54%                  2.51%
                                                            -------------------    -------------------    -------------------
      Net overhead                                                       1.27%                  1.29%                  1.24%
Efficiency ratio                                                        58.54%                 57.70%                 58.20%


First Niagara Financial Group, Inc.
Summary of Quarterly Financial Data (Cont'd)




                                                                                    2004                              2003

                                                          -------------------------------------------------------------------------
                                                           Year-to Date      Third        Second        First      Year Ended
                                                           September 30,     Quarter      Quarter       Quarter    December 31,


-----------------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
(Amounts in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                             $    4,907,543     5,033,077    4,986,412     4,701,761    3,531,697
Total interest-earning assets                            $    4,296,770     4,408,057    4,361,984     4,117,336    3,226,208
Fed funds and other short-term investments               $       34,421        20,125       24,166        59,130      220,330
Securities, at amortized cost                            $    1,177,893     1,191,767    1,221,772     1,119,987      737,703
Loans (4)                                                $    3,068,682     3,177,191    3,099,987     2,927,675    2,255,703
Goodwill and other intangibles                           $      331,908       347,715      348,534       299,300      109,207
Interest-bearing liabilities:
    Savings accounts                                     $    1,020,184     1,074,032    1,056,289       929,639      670,785
    Checking                                             $      879,569       928,300      893,854       816,016      525,346
    Certificates of deposit                              $    1,093,601     1,039,097    1,095,011     1,147,295      998,428
    Other borrowed funds                                 $      656,543       686,437      672,731       610,134      431,299
                                                         --------------     ---------    ---------     ---------    ---------

      Total interest-bearing liabilities                 $    3,649,897     3,727,866    3,717,885     3,503,084    2,625,858
Interest-bearing deposits                                $    2,993,354     3,041,429    3,045,154     2,892,950    2,194,559
Noninterest-bearing deposits                             $      269,574       303,244      271,090       234,016      155,546
                                                         --------------     ---------    ---------     ---------    ---------

    Total deposits                                       $    3,262,928     3,344,673    3,316,244     3,126,966    2,350,105

Stockholders' equity                                     $      924,864       934,555      934,769       905,161      695,914
Tangible equity (1)                                      $      592,956       586,840      586,235       605,861      586,707
Common shares outstanding (2):
    Basic                                                        78,755        79,257       79,595        77,407       66,111
    Diluted                                                      79,994        80,312       80,731        78,917       67,754


-----------------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE YIELDS/RATES
-----------------------------------------------------------------------------------------------------------------------------------
Investment securities                                              2.82%         2.91%        2.77%         2.78%        2.35%
Loans                                                              6.12%         6.05%        6.12%         6.20%        6.64%
      Total interest-earning assets                                5.14%         5.15%        5.12%         5.16%        5.27%

Savings accounts                                                   0.92%         0.95%        0.93%         0.88%        1.01%
Interest-bearing checking                                          0.90%         0.94%        0.89%         0.86%        0.91%
Certificates of deposit                                            2.20%         2.17%        2.14%         2.29%        2.93%
Other borrowed funds                                               3.96%         3.90%        3.92%         4.07%        5.04%
      Total interest-bearing liabilities                           1.85%         1.83%        1.82%         1.89%        2.38%

Net interest rate spread                                           3.29%         3.32%        3.30%         3.27%        2.89%
Net interest rate margin                                           3.57%         3.60%        3.57%         3.56%        3.33%

-----------------------------------------------------------------------------------------------------------------------------------

First Niagara Financial Group, Inc.
Summary of Quarterly Financial Data (Cont'd)


                                                                                               2003
                                                                                      Fourth           Third
                                                                                      Quarter         Quarter
                                                                                ---------------------------------------------------
Total assets                                                                         3,545,301      3,540,403
Total interest-earning assets                                                        3,228,756      3,230,971
Fed funds and other short-term investments                                             137,175        167,878
Securities, at amortized cost                                                          774,734        759,271
Loans (4)                                                                            2,308,146      2,294,650
Goodwill and other intangibles                                                         114,876        112,446
Interest-bearing liabilities:
    Savings accounts                                                                   646,954        654,076
    Checking                                                                           537,431        550,020
    Certificates of deposit                                                            992,314        966,017
    Other borrowed funds                                                               426,005        425,166
                                                                                     ---------      ---------

      Total interest-bearing liabilities                                             2,602,704      2,595,279
Interest-bearing deposits                                                            2,176,699      2,170,113
Noninterest-bearing deposits                                                           163,960        167,862
                                                                                     ---------      ---------

    Total deposits                                                                   2,340,659      2,337,975

Stockholders' equity                                                                   727,413        719,606
Tangible equity (1)                                                                    612,537        607,160
Common shares outstanding (2):
    Basic                                                                               66,289         66,276
    Diluted                                                                             67,941         68,002
-------------------------------------------
SELECTED AVERAGE YIELDS/RATES
-------------------------------------------
Investment securities                                                                     2.76%          2.12%
Loans                                                                                     6.37%          6.50%
      Total interest-earning assets                                                       5.24%          5.18%

Savings accounts                                                                          0.75%          0.84%
Interest-bearing checking                                                                 0.83%          0.85%
Certificates of deposit                                                                   2.61%          2.83%
Other borrowed funds                                                                      4.95%          5.03%
      Total interest-bearing liabilities                                                  2.16%          2.27%

Net interest rate spread                                                                  3.08%          2.91%
Net interest rate margin                                                                  3.50%          3.36%

---------------------------------------------------------

(1)     Excludes goodwill and other intangible assets.
(2)     Excludes unallocated ESOP shares and unvested restricted stock shares.
(3) Effective February 19, 2003, First Niagara Bank sold NOVA Healthcare Administrators, Inc., its wholly- owned third-party benefit plan administrator subsidiary. For the periods presented, the Company has reported the results of operations from NOVA as "Discontinued Operations." Year-Ended amounts include the net gain realized on the sale of $208,000.
(4)     Net of deferred costs and unearned discounts.